Fair Value Measurements (Tables)	12 Months Ended
Apr. 30, 2019
Fair Value Disclosures [Abstract]
Schedule of Assets Measured at Fair Value on Recurring Basis

The following table summarizes assets that are measured at fair value on a recurring basis as of April 30, 2019 (in thousands):

	Level 1	Level 2	Level 3	Total
Financial Assets:
Cash and cash equivalents:
Money market funds	$261,864	$-	$-	$261,864

Money market funds consist of cash equivalents with remaining maturities of three months or less at the date of purchase.  The Company uses quoted prices in active markets for identical assets to determine the fair value of its Level 1 investments in money market funds.  There were no financial instruments measured at fair value on a recurring basis as of April 30, 2018.